Income Taxes	12 Months Ended
Jul. 01, 2018
Income Tax Disclosure [Abstract]
Income Taxes

INCOME TAXES

The provision for income taxes consisted of the following (thousands of dollars):

	Years Ended
	July 1, 2018	July 2, 2017	July 3, 2016
Currently payable:
Federal	$156	$228	$18
State	73	3	130
Foreign	812	2,202	1,893
	1,041	2,433	2,041
Deferred tax provision	1,029	1,851	3,027
	$2,070	$4,284	$5,068

The items accounting for the difference between income taxes computed at the Federal statutory tax rate and the provision for income taxes were as follows:

	Years Ended
	July 1, 2018	July 2, 2017	July 3, 2016
U.S. statutory rate	28.0%	35.0%	34.0%
State taxes, net of Federal tax benefit	1.6	1.2	1.3
Foreign subsidiaries	(0.7)	(1.1)	0.6
U.S. taxation on non-U.S. earnings	—	3.8	—
U.S. tax reform: transition tax	(3.0)	—	—
U.S. tax reform: change in deferred rate	(9.3)	—	—
Research and development tax credit	(2.5)	(2.7)	—
Non-controlling interest	(5.6)	(9.9)	(9.3)
Uncertain tax positions	2.1	0.8	—
Stock based compensation	1.7	0.1	0.2
Other	(0.6)	(1.1)	(0.4)
	11.7%	26.1%	26.4%

The components of deferred tax (liabilities) assets were as follows (thousands of dollars):

	July 1, 2018	July 2, 2017
Unrecognized pension and postretirement benefit plan liabilities	$6,887	$11,191
Accrued warranty	517	925
Payroll-related accruals	1,959	2,605
Stock-based compensation	727	1,488
Inventory reserve	799	1,249
Environmental reserve	303	484
Repair and maintenance supply parts reserve	212	333
Allowance for doubtful accounts	118	185
NOL/credit carry-forwards	248	1,669
Postretirement obligations	(375)	(405)
Accumulated depreciation	(4,902)	(6,034)
Accrued pension obligations	(9,235)	(14,483)
Joint ventures	814	808
Other	967	241
	$(961)	$256

Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax basis and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered.

State operating loss and credit carry-forwards at July 1, 2018 resulted in future benefits of approximately $248,000 and expire at varying times between 2024 and 2032. A valuation allowance of $172,000 has been recorded as of July 1, 2018, due to our assessment of the future realization of certain credit carry-forward benefits. We do not currently anticipate having sufficient state taxable income to offset these credit carry-forwards.

Foreign income before the provision for income taxes was $1.1 million in 2018, $5.3 million in 2017 and $6.0 million in 2016. The income tax provision for 2017 included $424,000 related to the recognition of a deferred tax liability resulting from a change in assertion regarding the permanent reinvestment of earnings from two of our Mexican subsidiaries. Prior to 2017, the accumulated undistributed earnings from such subsidiaries were considered to be permanently reinvested in Mexico. Accordingly, we did not previously record deferred income taxes on these earnings in our financial statements. During 2017, the strength of the U.S. dollar to the Mexican peso significantly decreased the U.S. tax cost associated with a distribution from the Mexican entities as compared to the U.S. tax cost associated with such a distribution in prior periods. Consequently, we changed our assertion regarding the permanent reinvestment of earnings from these Mexican subsidiaries. Such earnings are no longer considered permanently reinvested. We repatriated $15.8 million from Mexico to the U.S. during 2017, recognized the deferred tax liability resulting from the change in assertion, and concluded that, with some restrictions and tax implications, the remaining current and future accumulated undistributed earnings of these subsidiaries will be available for repatriation as deemed necessary.

The total liability for unrecognized tax benefits was $796,000 as of July 1, 2018 and $610,000 as of July 2, 2017 and was included in Other Long-term Liabilities in the accompanying Consolidated Balance Sheets. This liability includes approximately $741,000 of unrecognized tax benefits at July 1, 2018 and $571,000 at July 2, 2017 and approximately $55,000 of accrued interest at July 1, 2018 and $39,000 at July 2, 2017. This liability does not include an amount for accrued penalties. The amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was approximately $375,000 at July 1, 2018 and $143,000 at July 2, 2017. We recognize interest and penalties related to unrecognized tax benefits in the provision for income taxes.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows for the years ended July 1, 2018 and July 2, 2017 (thousands of dollars):

	Years Ended
	July 1, 2018	July 2, 2017
Unrecognized tax benefits, beginning of year	$571	$441
Gross increases – tax positions in prior years	101	28
Gross decreases – tax positions in prior years	—	—
Gross increases – current period tax positions	126	177
Tax years closed	(57)	(75)
Unrecognized tax benefits, end of year	$741	$571

We or one of our subsidiaries files income tax returns in the United States (Federal), Wisconsin (state), Michigan (state) and various other states, Mexico and other foreign jurisdictions. Tax years open to examination by tax authorities under the statute of limitations include fiscal 2015 through 2018 for Federal, fiscal 2011 through 2018 for most states and calendar 2013 through 2017 for foreign jurisdictions.